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                                                                     EXHIBIT 4.3


COMMON STOCK                                                        COMMON STOCK



                                             SEE REVERSE FOR STATEMENTS RELATING
                                                   TO RIGHTS, PREFERENCES,
                                             PRIVILEGES AND RESTRICTIONS, IF ANY


                                                    -----------------------
                                  [NLC LOGO]           CUSIP 65333U 10 4
                                                    -----------------------

                                      NLC
                        NEXT LEVEL COMMUNICATIONS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE







           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          $.01 PAR VALUE PER SHARE OF

======================= NEXT LEVEL COMMUNICATIONS, INC. ========================
     [CERTIFICATE OF STOCK]
transferable on the books of the Corporation by the holder(s) thereof, in person or by duly authorized attorney upon surrender of the Certificates properly endorsed. This Certificate is not valid unless signed and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



/s/ JAMES T. WANDREY                                 /s/ PETER W. KEELER
---------------------                                -------------------------
    SECRETARY                    [SEAL]                  CHAIRMAN OF THE BOARD
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                           NEXT LEVEL COMMUNICATIONS

       THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO ITS PRINCIPAL OFFICE, AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF AUTHORIZED, AND OF THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH PREFERRED OR SPECIAL CLASS IN SERIES, SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

       KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

       The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed a though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right
           of survivorship and not as
           tenants in common

UNIF TRF MIN ACT - __________________ Custodian (until age _______)
                         (Cust)

                   __________________ under Uniform Transfers
                        (Minor)

                   to Minors Act _________________________________
                                             (State)


    Additional abbreviations may also be used though not in the above list.


       For value received, _______________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE
              [               ]

________________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney,
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ______________, _____               X ____________________________________

                                          X ____________________________________


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Notice: The signature(s) to this assignment must correspond with the name(s)
written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever.


Signature(s) Guaranteed


By
  -------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.